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                                                                   Exhibit 10.53

SILICON VALLEY BANK

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER: PIVOTAL CORPORATION, A BRITISH COLUMBIA CORPORATION
          ("PARENT"); AND PIVOTAL CORPORATION, A WASHINGTON
          CORPORATION ("PIVOTAL US")

ADDRESS:  858 BEATTY STREET, SUITE 700
          VANCOUVER, BRITISH COLUMBIA, CANADA V6B 1C1

DATE:     AS OF JANUARY 30, 2004

     THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Silicon"), whose main address is 3003 Tasman Drive, Santa Clara, California 95054 (and with an office at 4700 Carillon Point, Kirkland, Washington 98033), and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

     Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated as of December 30, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and any and all documents, instruments and agreements relating thereto (collectively, the "Loan Documents"), all as set forth herein. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.   AMENDMENT TO LOAN AGREEMENT.

     (a) Section 4 of the Schedule to Loan Agreement, which currently reads:

                    4.   MATURITY DATE
                         (Section 6.1):      January 30, 2004.

, hereby is amended and restated in its entirety to read as follows:

                    4.   MATURITY DATE
                         (Section 6.1):      April 1, 2004.


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             SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS



2. FEES. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $1,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects (except to the extent such representations may be affected by transactions permitted by the Loan Agreement, as amended hereby).

4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

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             SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS


5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.


Borrower:                                 Silicon:

PIVOTAL CORPORATION, a                    SILICON VALLEY BANK
British Columbia corporation


By                                        By
   ----------------------------------        ---------------------------------
      President or Vice President
                                          Title
By                                           ---------------------------------
   ----------------------------------
     Secretary or Ass't Secretary



PIVOTAL CORPORATION, a
Washington corporation


By
   ----------------------------------
      President or Vice President

By
   ----------------------------------
     Secretary or Ass't Secretary





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